SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 21, 2006

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of Registrant’s principal executive offices)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 21, 2006, Dynegy Inc. issued a press release announcing that it has extended the expiration date of its offer and consent solicitation with respect to all of its outstanding 4.75% Convertible Subordinated Debentures due 2023. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release by Dynegy Inc., dated April 21, 2006, announcing the extension of the expiration date of its offer to convert and consent solicitation with respect to all of its outstanding 4.75% Convertible Subordinated Debentures due 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2006	DYNEGY INC. (Registrant)

	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, Executive Vice President, Administration and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release by Dynegy Inc., dated April 21, 2006, announcing the extension of the expiration date of its offer to convert and consent solicitation with respect to all of its outstanding 4.75% Convertible Subordinated Debentures due 2023.